UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2008

CHINA RENYUAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

California	333-122563	20-0624181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o American Union Securities, Inc. 100 Wall St. 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

INTERNET ACQUISITION GROUP, INC.
(Former Name, if Changed Since Last Report)

Registrant’s telephone number, including area code:        (212) 232-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information

Effective August 21, 2008, the symbol for the Company’s common stock on the Over the Counter Bulletin Board (“OTCBB”) changed from IAGR to CRNY.

 SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA RENYUAN INTERNATIONAL, INC.

/s/Qingfu Ren
Qingfu Ren, Chief Executive Officer

Date: August 25, 2008